Equitable Financial Life Insurance Company of America

Supplement Dated August 16, 2024 to the current statutory prospectus and initial summary prospectus for EQUI-VEST® (SERIES 202)

This Supplement modifies certain information in the above-referenced prospectus and initial summary prospectus (together, the “Prospectus”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. The prospectus and initial summary prospectus are hereby incorporated by reference, respectively. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in the Prospectus.

Variable Investment Option

Subject to regulatory and other necessary approvals, the following Variable Investment Option is available for investment:

•	EQ/MFS Technology

Therefore, the following information has been added to the “Appendix: Portfolio Companies available under the contract” in the Prospectus:

Affiliated Portfolio Companies:

TYPE	Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
Specialty	EQ/MFS Technology — EIMG; Massachusetts Financial Services Company d/b/a MFS Investment Management	1.14%	54.10%	17.38%	—

EV 202 only/New Biz/Inforce	Catalog No. 800171 (08/24)
No SAR Mail	(# 697906)